Exhibit 10.9

FORM OF

SALE PARTICIPATION AGREEMENT

[                ], 20[    ]

To: The Person whose name is

       set forth on the signature page hereof

Dear Sir or Madam:

You have entered into a Management Stockholder’s Agreement, dated as of the date hereof, between USF Holding Corp., a Delaware corporation (the “Company”), and you (the “Stockholder’s Agreement”) relating to (i) the purchase by you of the Purchased Stock (as defined in the Stockholder’s Agreement) and/or (ii) the grant by the Company to you of Options (as defined in the Stockholder’s Agreement) to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The undersigned, Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CD&R Parallel Fund VII, L.P., CDR USF Co-Investor L.P. and CDR USF Co-Investor No. 2, L.P. (collectively, the “CD&R Investors”) and KKR 2006 Fund L.P., KKR PEI Investments, L.P., KKR Partners III, L.P. and OPERF Co-Investment LLC (collectively, the “KKR Investors” and together with the CD&R Investors, each an “Investor” and together the “Investors”), hereby agrees with you as follows, effective as of the Effective Date (as defined in the Stockholder’s Agreement):

1. (a) In the event that at any time on or after the Effective Date any of the Investors or their Affiliates (as defined in the Stockholder’s Agreement) (the “Selling Investors”) proposes to sell for cash or any other consideration any shares of Common Stock owned by the Selling Investors, in any transaction other than a Public Offering (as defined in the Stockholder’s Agreement) or a sale, directly or indirectly, to a Permitted Transferee (as defined in the Investor Stockholder’s Agreement (as defined below)) of a Selling Investor, then, unless the Selling Investors exercise the drag-along rights pursuant to paragraph 7 below and the Drag Transaction is consummated, the Selling Investors will notify you or your Management Stockholder’s Estate or Management Stockholder’s Trust (as such terms are defined in the Stockholder’s Agreement, and collectively with you, the “Management Stockholder Entities”), as the case may be, promptly, and in any event not less than 10 business days prior to the consummation of the Proposed Sale, in writing (a “Notice”) of such proposed sale (a “Proposed Sale”) specifying the principal terms and conditions of the Proposed Sale (the “Material Terms”).

(b) If, within 10 business days after the delivery of Notice under Section 1(a) the Selling Investors are given written notice from a Management Stockholder Entity requesting (a “Request”) to include Common Stock held by such Management Stockholder Entity in the Proposed Sale (which Request shall be irrevocable except as otherwise mutually agreed to in writing by such Management Stockholder Entity and the Selling Investors), the Common Stock held by such Management Stockholder Entity (not in any event to exceed the total number of shares of Common Stock permitted to be included in a Proposed Sale pursuant to Section 2) will be so included as provided herein, subject to compliance by the Management Stockholder Entity with the terms and conditions set forth herein. Promptly after the execution of the Sale Agreement, the Selling Investors will furnish each such Management Stockholder Entity with a copy of the Sale Agreement, if any.

2. (a) The number of shares of Common Stock that a Management Stockholder Entity will be permitted to include in a Proposed Sale pursuant to a Request will be the product of (i) the sum of the number of shares of Common Stock held by such Management Stockholder Entity plus all shares of Common Stock which such Management Stockholder Entity is then entitled to acquire under any unexercised Option or portion thereof, to the extent such Option (or portion thereof) is then exercisable or would become exercisable as a result of the consummation of the Proposed Sale, multiplied by (ii) a fraction (such fraction, expressed as a percentage, the “Tag-Along Sale Percentage”) (A) the numerator of which is the number of shares of Common Stock proposed to be purchased by the buyer in the Proposed Sale and (B) the denominator of which is the total number of shares of Common Stock owned, directly or indirectly, or which would be owned upon exercise of any exercisable Options (to the extent any such Options are then exercisable or would become exercisable as a result of the consummation of the Proposed Sale), by the Investors, the Management Stockholder Entities and other holders of shares of Common Stock who have been granted the same rights granted to the Management Stockholder Entities to participate in the Proposed Sale (such other holders, together with the Management Stockholder Entities, the “Eligible Holders”).

(b) If one or more Eligible Holders elect not to include the maximum number of shares of Common Stock which such holders would have been permitted to include in a Proposed Sale pursuant to Paragraph 2(a) (such non-included shares, the “Eligible Shares”), then each of the Selling Investors, or the remaining Eligible Holders, or any of them, will have the right to sell in the Proposed Sale a number of additional shares of their Common Stock equal to their pro rata portion of the number of Eligible Shares, based on the relative number of shares of Common Stock then held by each such holder plus all shares of Common Stock which such holder is then entitled to acquire under any unexercised Option or portion thereof, to the extent such Option (or portion thereof) is then exercisable or would become exercisable as a result of the consummation of the Proposed Sale. The Selling Investors will have the right to sell in the Proposed Sale additional shares of Common Stock owned by them equal to the number, if any, of remaining Eligible Shares which will not be included in the Proposed Sale pursuant to the foregoing.

3. Except as may otherwise be provided herein, shares of Common Stock subject to a Request will be included in a Proposed Sale pursuant hereto and in any agreements with purchasers relating thereto on the same terms and subject to the same conditions applicable to the shares of Common Stock which the Selling Investors propose to sell in the Proposed Sale. Such terms and conditions shall include, without limitation: the pro rata reduction of the number of shares of Common Stock to be sold by the Selling Investors, the Management Stockholder Entities and any Eligible Holders to be included in the Proposed Sale if required by the party proposing such Sale; the sale price; the payment of fees, commissions and expenses (which shall not include any such amounts as may be payable by the selling stockholders to an Investor or an Affiliate of an Investor); the provision of, and representation and warranty as to, information reasonably requested by the Selling Investors covering matters regarding the Management Stockholder Entities’ ownership of shares; and the provision of requisite indemnification; provided that any indemnification provided by the Management Stockholder Entities shall be pro rata in proportion with the number of shares of Common Stock to be sold and liability thereunder shall be limited to the after-tax proceeds received by such Management Stockholder Entity for such Common Stock to be sold. The Management Stockholder Entity shall not be required to make any representations or warranties in addition to those made by the Selling Investors. Notwithstanding anything to the contrary in the foregoing, if the consideration payable for shares of Common Stock is securities and the acquisition of such securities by a Management Stockholder Entity would reasonably be expected to be prohibited under U.S., foreign or state securities laws, such Management Stockholder Entity shall be entitled to receive an amount in cash equal to the value of any such securities such Person would otherwise be entitled to receive.

4. Upon delivering a Request, the Management Stockholder Entities will, if requested by the Selling Investors, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Selling Investors and the Designated Employee Representative (as defined below) with respect to the shares of Common Stock which are to be sold by the Management Stockholder Entities pursuant hereto (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will contain customary provisions and will provide, among other things, that the Management Stockholder Entities will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates (if such shares are certificated) representing such shares of Common Stock (duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as the Management Stockholder Entities’ agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Management Stockholder Entities’ behalf with respect to the matters specified therein, subject to the obligations of Investors and the Company under this Sale Participation Agreement. For purposes hereof, the term “Designated Employee Representative” means: the Chief Executive Officer of the Company at the relevant time (or his or her designee) so long as such person is a Management Stockholder and if such person is not a Management Stockholder, then the Management Stockholder or Other Management Stockholder (as defined in the Stockholder’s Agreement), as applicable, whose Management Stockholder Entities hold the largest number of shares of Common Stock, relative to all Other Management Stockholders.

5. If the consideration to be paid in exchange for shares of Common Stock in a Proposed Sale pursuant to Section 1 includes any securities, and the receipt thereof by the Selling Investors and a Management Shareholder Entity would require under applicable law (a) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities or (b) the provision to any selling Management Shareholder Entity of any information regarding the Company, its subsidiaries, such securities or the issuer thereof that would not be required to be delivered in an offering solely to a limited number of “accredited investors” under Regulation D promulgated under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder, the Selling Investors shall have the right to cause to be paid to such selling Management Shareholder Entity in lieu thereof, against surrender of the shares of Common Stock which would have otherwise been sold by such selling Management Shareholder Entity to the prospective buyer in the proposed sale, an amount in cash equal to the Fair Market Value (as defined in the Stockholder’s Agreement) of such shares of Common Stock as of the date such securities would have been issued in exchange for such shares of Common Stock.

6. (a) If an Investor or group of Investors (including any Investors selling shares of Common Stock as a result of the exercise by another Investor of the rights set forth in Section 3.5 of the Stockholder’s Agreement, dated July 3,2007, between the Company and the Investors (the “Investor Stockholder’s Agreement”) (the “Initiating Investors”) proposes to transfer, directly or indirectly, a number of shares of Common Stock to a non-Affiliate of the Initiating Investors (such Person, the “Drag-Along Purchaser”), such that the transaction (a “Drag Transaction”) would result in a Change of Control (taking into account all interests (including pursuant to this Section 7(a) and Section 3.5 of the Investor Stockholder’s Agreement) being “dragged”), then if requested by the Initiating Investors, each Management Stockholder Entity shall be required to sell a number of shares of Common Stock equal to the aggregate number of shares of Common Stock held by such Management Stockholder Entity plus all shares of Common Stock which such Management Stockholder Entity is then entitled to acquire under any unexercised Option or portion thereof, to the extent such Option (or portion thereof) is then exercisable or would become exercisable as a result of the consummation of the Drag Transaction, multiplied by the Tag-Along Sale Percentage.

(b) Shares of Common Stock held by the Management Stockholder Entities included in a Drag Transaction will be included in any agreements with the Drag-Along Purchaser relating thereto on the same terms and subject to the same conditions applicable to the shares of Common Stock which the Initiating Investors propose to sell in the Drag Transaction. Such terms and conditions shall include, without limitation: the pro rata reduction of the number of shares of Common Stock to be sold by the Initiating Investors and the Management Stockholder Entities to be included in the Drag Transaction if required by the Drag-Along Purchaser; the sale price; the payment of fees, commissions and expenses (which shall not include any such amounts as may be payable by the selling stockholders to an Investor or an Affiliate of an Investor); the provision of, and representation and warranty as to, information reasonably requested by Parent covering matters regarding the Management Stockholder Entities’ ownership of shares; and the provision of requisite indemnification; provided that any indemnification provided by the Management Stockholder Entities shall be pro rata in proportion with the number of shares of Common Stock to be sold and liability thereunder shall be limited to the after-tax proceeds received by such Management Stockholder Entity for such Common Stock to be sold.

(c) Your pro rata share of any amount to be paid pursuant to Paragraph 3 or 7(b) shall be based upon the number of shares of Common Stock intended to be transferred by the Management Stockholder Entities plus the number of shares of Common Stock you would have the right to acquire under any unexercised portion of the Option which is then vested or would become vested as a result of the Proposed Sale or Drag Transaction, assuming that you receive a payment in respect of such Option.

(d) Notwithstanding anything to the contrary in the foregoing, if the consideration payable for shares of Common Stock is securities and the acquisition of such securities by a Management Stockholder Entity would reasonably be expected to be prohibited under U.S., foreign or state securities laws, such Management Stockholder Entity shall be entitled to receive an amount in cash equal to the value of any such securities such Person would otherwise be entitled to receive.

7. The obligations of the Investors hereunder shall extend only to you and your transferees (“Permitted Transferees”) who (a) are Other Management Stockholders (as defined in the Stockholder’s Agreement), (b) are party to a Management Stockholder’s Agreement with the Company and (c) have acquired Common Stock pursuant to a Permitted Transfer (as defined in the Stockholder’s Agreement), and none of the Management Stockholder Entities’ successors or assigns, with the exception of any Permitted Transferee and only with respect to the Common Stock acquired by such Permitted Transferee pursuant to a Permitted Transfer, shall have any rights pursuant hereto.

8. This Agreement shall terminate and be of no further force and effect on the occurrence of the earlier of the consummation of a Qualified Public Offering (as defined in the Stockholder’s Agreement) or a Change in Control (as defined in the Stockholder’s Agreement).

9. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address or to such other person as the party shall have furnished to each other party in writing in accordance with this provision:

If to the Company, to:

USF Holding Corp.

c/o U.S. Foodservice, Inc.

9399 West Higgins Road

Rosemont, IL 60018

Attention: Juliette Pryor

Facsimile: (480) 293-2705

with a copy (which shall not constitute notice) to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 94025

Menlo Park, California 94025

Attention: Michael Calbert

Fax: (650) 233-6548

and

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Richard J. Schnall

Fax: (212) 407-5252

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marni Lerner, Esq.

Fax: (212) 455-2502

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

Fax: (212) 909-7531

if to a KKR Investor, to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 94025

Menlo Park, California 94025

Attention: Michael Calbert

Fax: (650) 233-6548

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marni Lerner, Esq.

Fax: (212) 455-2502

if to a CD&R Investor, to:

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Richard J. Schnall

Fax: (212) 407-5252

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

Fax: (212) 909-7531

If to you, to you at the address set forth in the Management Stockholder’s Agreement to which you are a party.

If to your Management Stockholder’s Estate or Management Stockholder’s Trust, to the address provided to the Company by such entity.

10. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement. In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules, by a single independent arbitrator. Such arbitration process shall take place in New York, New York. The decision of the arbitrator shall be final and binding upon all parties hereto and shall be rendered pursuant to a written decision, which contains a detailed recital of the arbitrator’s reasoning. Judgment upon the award rendered may be entered in any court having jurisdiction thereof. The Company shall pay all fees and costs of such arbitration; provided, each party shall bear its own legal fees and expenses, unless otherwise determined by the arbitrator. Each party hereto hereby irrevocably waives any right that it may have had to bring an action in any court, domestic or foreign, or before any similar domestic or foreign authority with respect to this Agreement, except for enforcement of the arbitration award hereunder or for vacation or modification thereof as provided under the Federal Arbitration Act, Title 9 U.S. Code Chapter 1.

11. This Agreement may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

12. It is the understanding of the undersigned that you are aware that no Proposed Sale is contemplated and that such a sale may never occur.

13. This Agreement may be amended by the Company and the Investors at any time upon notice to the Management Stockholder thereof; provided that any amendment (i) that materially disadvantages the Management Stockholder shall not be effective unless and until the Management Stockholder has consented thereto in writing and (ii) that disadvantages a class of stockholders in more than a de minimis way but less than a material way shall require the consent of a majority of the equity interests held by such affected class of stockholders.

14. Capitalized terms used by not defined herein shall have the meaning ascribed to such terms in the Stockholder’s Agreement.

[Signature Pages Follow]

If the foregoing accurately sets forth our agreement, please acknowledge your acceptance thereof in the space provided below for that purpose.

        Very truly yours,

USF HOLDING CORP.

By:
Name:
Title:

U.S. FOODSERVICE, INC.

By:
Name:
Title:

KKR 2006 FUND, L.P.

By:	KKR Associates 2006 L.P., its General Partner

By:	KKR 2006 GP LLC, its General Partner

By:
Name:
Title:

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates, L.P., its General Partner

By:	KKR PEI GP Limited, the General Partner of KKR PEI Associates, L.P.

By:
Name:
Title:

KKR PARTNERS III, L.P.

By:	KKR III GP LLC, its General Partner

By:
Name:
Title:

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P., its Manager

By:	KKR 2006 GP LLC, its General Partner

By:
Name:
Title:

[signature page to Sale Participation Agreement]

CLAYTON, DUBILIER & RICE FUND VII, L.P.

By:	CD&R Associates VII, Ltd.,
its General Partner

By:
Name:
Title:

CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P.

By:	CD&R Associates VII (Co-Investment), Ltd., its General Partner

By:
Name:
Title:

CD&R PARALLEL FUND VII, L.P.

By:	CD&R Parallel Fund Associates VII, Ltd., its General Partner

By:
Name:
Title:

CDR USF CO-INVESTOR L.P.

By:	CDR USF Co-Investor GP Limited, its General Partner

By:
Name:
Title:

[signature page to Sale Participation Agreement]

CDR USF CO-INVESTOR NO. 2, L.P.

By:	CDR USF Co-Investor GP No. 2 Limited, its General Partner

By:
Name:
Title:

Accepted and agreed this      day of

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Name:

[signature page to Sale Participation Agreement]